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                                                                  Exhibit 4.2


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
      COMMON STOCK                                                                               COMMON STOCK

        [SYMBOL]                                   [MPI LOGO]                                      [SYMBOL]

INCORPORATED UNDER THE LAWS              MICROCIDE PHARMACEUTICALS, INC.             SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                                            AND A STATEMENT AS TO THE RIGHTS,
                                                                                     PREFERENCES, PRIVILEGES AND RESTRICTIONS
                                                                                     ON SHARES
                                                                                                CUSIP 595018 10 2



      THIS CERTIFIES THAT











      IS THE RECORD HOLDER OF



                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                                                  MICROCIDE PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:



 /s/ Michael J. O'Donnell                                                                           /s/ James E. Ruka
- ---------------------------                              [SEAL]                               ----------------------------------
       SECRETARY                                                                                   CHIEF EXECUTIVE OFFICER


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COUNTERSIGNED AND REGISTERED:
     CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT AND REGISTRAR

BY


                                 AUTHORIZED SIGNATURE



- ---------------------------------------------------------
AMERICAN BANK NOTE COMPANY            APRIL 25, 1996
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807                     043643fc
(310) 989-2333
(FAX) (310) 426-7450          7B            NEW
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ________ Custodian  ________
TEN ENT - as tenants by the entireties                                    (Cust)              (Minor)
JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
          survivorship and not as tenants                                Act _________________________
          in common                                                                  (State)
COM PROP- as community property                       UNIF TRF MIN ACT - ______ Custodian (until age ____)
                                                                         (Cust)
                                                                         ________ under Uniform Transfers
                                                                         (Minor)
                                                                         to Minors Act __________________
                                                                                            (State)

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      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


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
_______________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________

_______________________________________________________________________________________

_________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


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
Dated ________________________________

                                                  X ___________________________________________________________

                                                  X ___________________________________________________________
                                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                           NOTICE:  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                    PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                    WHATEVER.

Signature(s) Guaranteed



By _______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.

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